EXHIBIT 10.8


                         COMMON STOCK PURCHASE AGREEMENT


                  This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of January 4, 2001 by and between AbsoluteFuture.com, a Nevada corporation (the "Company"), and Northwind Associates, Inc. (the "Purchaser").

                  The parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.1.      Certain Definitions.

                           (a)      "DRAW DOWN" shall have the meaning assigned
                                     ---------
to such term in Section 6.1(a) hereof.

                           (b)      "DRAW  DOWN  PRICING  PERIOD"  shall  mean
                                     ---------------------------
a period of twenty-two (22) consecutive Trading Days beginning on the date specified in the Draw Down Notice (as defined in Section 6.1(e) hereof); PROVIDED, HOWEVER, the Draw Down Pricing Period shall not begin before the day on which receipt of such notice is confirmed by the Purchaser.

                           (c)      "EFFECTIVE  DATE"  shall mean the date the
                                     ---------------
Registration Statement of the Company covering the Shares being subscribed for hereby is declared effective.

                           (d)      "GAAP" shall mean the United States Gene-
                                     ----
rally Accepted Accounting Principles as those conventions, rules and procedures are determined by the Financial Accounting Standards Board and its predecessor agencies.

                           (e)      "INVESTMENT AMOUNT" shall have the meaning
                                     -----------------
assigned to such term in Section 6.1(e) hereof.

                           (f)      "MATERIAL  ADVERSE  EFFECT"  shall mean any
                                     -------------------------
adverse effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement or to perform its obligations under any other material agreement.

                           (h)      "PRINCIPAL  MARKET"  shall mean  initially
                                     -----------------
the OTC Bulletin Board and shall include the American Stock Exchange, Nasdaq Small-Cap Market, Nasdaq National

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Market or the New York Stock  Exchange if the Company  becomes listed and trades on such market or exchange after the date hereof.

                           (i)      "PURCHASE PRICE" shall mean 90% of the VWAP
                                     --------------
on the date in question.

                           (j)      "REGISTRATION  STATEMENT" shall mean the
                                     -----------------------
registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as EXHIBIT A (the "Registration Rights Agreement).

                           (k)      "SEC DOCUMENTS" shall mean the Company's
                                     -------------
latest Form 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

                           (l)      "SETTLEMENT PERIOD" shall have the meaning
                                     -----------------
assigned to such term in Section 6.1(b).

                           (m)      "SHARES" shall mean,  collectively,  the
                                     ------
shares of Common Stock of the Company being subscribed for hereunder (the "Draw Down Shares") and those shares of Common Stock issuable to the Purchaser upon exercise of the Warrant (the "Warrant Shares").

                           (n)      "THRESHOLD  PRICE"  shall mean the price per
                                     ----------------
Share designated by the Company as the lowest VWAPduring any Draw Down Pricing Period at which the Company will sell its Common Stock with respect to this Agreement.

                           (o)      "TRADING DAY" shall mean any day on which
                                     -----------
the Principal Market is open for business.

                           (p)      "VWAP" shall mean the daily volume  weighted
                                     ----
average price of the Company's Common Stock on the Principal Market as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 am EST to 4:00 pm
EST) using the VAP function on the date in question.

                           (q)      "WARRANT" shall mean the meaning assigned to
                                     -------
such term in Section 5.2(f) hereof.

                                   ARTICLE II

                        PURCHASE AND SALE OF COMMON STOCK


                  Section 2.1.      PURCHASE AND SALE OF STOCK.  Subject to the
                                    --------------------------
terms and conditions of this Agreement, the Company may sell and issue to the Purchaser and the Purchaser shall be obligated to purchase from the Company up to an aggregate purchase price of ten million dollars ($10,000,000) of the Company's Common Stock (the "Commitment Amount"), $0.001 par value per share (the "Common Stock"), and the Warrant, based on Draw Downs of up to five hundred thousand dollars ($500,000) per Draw Down.

                  Section  2.2.     THE SHARES.  The  Company has  authorized
                                    ----------
and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to cover the Shares to be issued in connection with all Draw Downs requested under this Agreement. Anything in this Agreement to the contrary notwithstanding, (i) at no time will the Company request a Draw Down which would result in the issuance of an aggregate number of shares of Common Stock pursuant to this Agreement which exceeds 19.9% of the number of shares of Common Stock issued and outstanding on the Initial Closing Date without obtaining stockholder approval of such excess issuance, and (ii) excluding the shares issued pursuant to the Warrant, the Company may not make a Draw Down to the extent that such Draw Down equals or exceeds a number of shares equal to or greater than 8% of the then outstanding shares of Common Stock.

                  Section 2.3.      PURCHASE PRICE AND INITIAL CLOSING. The Com-
                                    ----------------------------------
pany agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase that number of the Shares to be issued in connection with each Draw Down. The delivery of executed documents under this Agreement and the other agreements referred to herein and the payment of the fees set forth in Article I of the Escrow Agreement, attached as EXHIBIT B hereto, (the "Initial Closing") shall take place at the offices of Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177 (i) within fifteen (15) days from the date hereof, or (ii) such other time and place or on such date as the Purchaser and the Company may agree upon (the "Initial Closing Date"). Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Initial Closing.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES


                  Section 3.1.      REPRESENTATION AND WARRANTIES OF THE COMPANY
                                    --------------------------------------------
The Company hereby makes the following  representations and warranties to the
Purchaser:

                           (a)      ORGANIZATION,  GOOD STANDING AND POWER.
                                    --------------------------------------
The Company is a corporation duly incorporated validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

                           (b)      AUTHORIZATION, ENFORCEMENT.  (i) The Company
                                    --------------------------
has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement (collectively, the "Transaction Documents") and to issue the Draw Down Shares pursuant to their respective terms, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) the Transaction Documents have been duly executed and delivered by the Company and at the Initial Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the issuance of the Draw Down Shares.

                           (c)      CAPITALIZATION.  The  authorized  capital
                                    --------------
stock of the Company consists of 50,000,000 shares of Common Stock of which 23,366,546 shares are issued and outstanding and 10,000,000 shares of preferred stock, $0.001 par value, of which none are issued and outstanding. All of the outstanding shares of the Company's Common Stock have been duly and validly authorized and are fully paid and non-assessable, except as set forth in the SEC Documents. Except as set forth in this Agreement and the Registration Rights Agreement and as set forth in the SEC Documents, or on SCHEDULE 3.1(C) hereto, no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrant, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and as set forth in the SEC Documents or on SCHEDULE 3.1(c), there are no contracts, commitments,
                   ----------------
understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as set forth on SCHEDULE 3.1(c), the Company is not a party to any
                          ----------------
agreement granting registration rights to any person with respect to any of its equity or debt securities. Except as set forth on SCHEDULE 3.1(c), the Company
                                                   ---------------
is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth in the SEC Documents or on SCHEDULE 3.1(c) hereto, the offer and sale
                                     ---------------
of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Initial Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect on the Company's financial condition or operating results. The Company has made available to the Purchaser true and correct copies of the Company's articles or certificate of incorporation as in effect on the date hereof (the "Charter"), and the Company's bylaws as in effect on the date hereof (the "Bylaws"). The Company has not received any notice from the Principal Market questioning or threatening the continued inclusion of the Common Stock on such market.

                           (d)      ISSUANCE OF SHARES.  The Shares to be issued
                                    ------------------
under this Agreement have been duly authorized by all necessary corporate action and, when paid for and issued in accordance with the terms hereof and the Warrant, the Shares shall be validly issued and outstanding, fully paid and non-assessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock.

                           (e)      NO  CONFLICTS.  Except  as set  forth on
                                    -------------
Schedule 3.1(e), the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not and will not (i) violate any provision of the Company's Charter or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or other foreign statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases, for such conflicts, defaults, termination, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Shares in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the Securities and Exchange Commission (the "SEC") or state securities administrators subsequent to the Initial Closing and any registration statement which may be filed pursuant hereto); provided that, for purpose of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

                           (f)      SEC  DOCUMENTS,  FINANCIAL  STATEMENTS.  The
                                    --------------------------------------
Common Stock of the Company is registered pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and, except as disclosed in the SEC Documents or on SCHEDULE 3.1(f) hereto, the
                                                  ----------------
Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company has delivered or made available to the Purchaser, through the EDGAR system or otherwise, true and complete copies of the SEC Documents filed with the SEC since December 31, 1998. The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to such documents, and, as of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements under GAAP and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                           (g)      SUBSIDIARIES.  The SEC Documents or Schedule
                                    ------------
3.1(g) hereto sets forth each subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of the Company's ownership of the outstanding stock or other interests of such subsidiary. For the purposes of this Agreement, "subsidiary" shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the issued and outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is a party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

                           (h)      NO  MATERIAL  ADVERSE  EFFECT.  Since  the
                                    -----------------------------
date of the financial statement contained in the most recently filed Form 10-QSB or Form 10-KSB, whichever is most current, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents or on SCHEDULE 3.1(H) hereto.

                           (i)      NO UNDISCLOSED  LIABILITIES.  Except as dis-
                                    ---------------------------
closed in the SEC Documents or on SCHEDULE 3.1(I) hereto, neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any subsidiary (including the notes thereto) in conformity with GAAP which are not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since such date and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

                           (j)      NO  UNDISCLOSED  EVENTS OR  CIRCUMSTANCES.
                                    -----------------------------------------
Since the date of the financial statement contained in the most recently filed Form 10-QSB or Form 10-KSB, whichever is most current, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

                           (k)      INDEBTEDNESS.  The SEC Documents or
                                    ------------
SCHEDULE 3.1(k) hereto sets forth as of the date  hereof all  outstanding
---------------
secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (A) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business), (B) all guaranties, endorsements and contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
(C) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

                           (l)      TITLE TO  ASSETS.  Each of the  Company  and
                                    ----------------
the subsidiaries has good and marketable title to all of its real and personal property reflected in the SEC Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated in the SEC Documents or on SCHEDULE 3.1(1) hereto or such that do not
                                     ----------------
cause a Material Adverse Effect. All said leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

                           (m)      ACTIONS  PENDING.  There  is  no  action,
                                    ----------------
suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the SEC Documents or on SCHEDULE 3.1(m) hereto, there is no action,
                                     ---------------
suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary.

                           (n)      COMPLIANCE  WITH LAW.  The  Company and each
                                    --------------------
of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective businesses as now being conducted by them unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                           (o)      TAXES. The Company and each subsidiary has
                                    -----
filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

                  No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to ss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; and (B) has not agreed to or is required to make any adjustments pursuant to ss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of ss. 897(c)(2) of the Internal Revenue Code during the applicable period specified in ss. 897(c)(1)(A)(ii) of the Internal Revenue Code.

                  The Company has not made an election under ss. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is not obligated to make payments nor is it a party to an agreement that could obligate it to make any payments that would not be deductible under ss. 280G of the Internal Revenue Code.

                  For purposes of this Section 3.1(o):

                  "IRS" means the United States Internal Revenue Service.
                   ---

                  "TAX" or "TAXES" means federal, state, county, local, foreign,
                   ---      -----
or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

                  "TAX RETURN"  means any return,  information  report or filing
                   ----------
with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

                           (p)      CERTAIN FEES. Except as set forth on
                                    ------------
SCHEDULE 3.1(p) hereto,  no brokers,  finders or financial advisory fees or com-
---------------
missions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

                           (q)      DISCLOSURE.  To the best of the Company's
                                    ----------
knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

                           (r)      OPERATION OF  BUSINESS. The Company and each
                                    ----------------------
of the  subsidiaries  owns or possesses  all patents,  trademarks,  service marks, trade names, copyrights, licenses and authorizations as set forth in the SEC Documents or on SCHEDULE 3.1(r) hereto, and all rights with respect to
                         ---------------
the foregoing, which are necessary for the conduct of its business as now con-ducted without any conflict with the rights of others.

                           (s)      INSURANCE.  Except as disclosed in the SEC
                                    ---------
Documents or on Schedule 3.1(s) hereto, the Company carries or will have the benefit of insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaging in similar businesses and similar industries.

                           (t)      BOOKS AND  RECORDS.  The  records  and docu-
                                    ------------------
ments of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.

                           (u)      MATERIAL  AGREEMENTS.  Except  as set  forth
                                    --------------------
in the SEC Documents,  or on SCHEDULE 3.1(u) hereto, neither the Company nor any
                             ---------------
subsidiary is a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the SEC as an exhibit to a registration statement on Form S-1 or other applicable form (collectively, "Material Agreements") if the Company or any subsidiary were registering securities under the Securities Act. Except as set forth on Schedule 3.1(u), the Company and each of its subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. Except as set forth in the SEC Documents, no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Company's Common Stock.

                           (v)      TRANSACTIONS WITH AFFILIATES. Except as set
forth in the SEC Documents or on SCHEDULE  3.1(v)  hereto,  there are no loans,
                                 ----------------
leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $100,000 between (A) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (B) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning 5% or more of the capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

                           (w)      SECURITIES LAWS. The Company has complied or
                                    ---------------
will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Shares or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person (other than the Purchaser), so as to bring the issuance and sale of the Shares and/or Warrant under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

                           (x)      EMPLOYEES.  Neither  the  Company  nor any
                                    ---------
subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as set forth in the SEC Documents or on SCHEDULE 3.1(x)
                                                                 ---------------
hereto, neither the Company nor any subsidiary is in breach of any employment contract, agreement regarding proprietary information, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary. Since the date of the December 31, 1999 Form 10-KSB, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

                           (y)      ABSENCE OF CERTAIN DEVELOPMENTS.  Except as
                                    -------------------------------
disclosed in SEC Documents or on SCHEDULE 3.1(y) hereto,  since the date of the
                                 ---------------
financial statement contained in the most recently filed Form 10-QSB or Form 10-KSB, whichever is most current, neither the Company nor any subsidiary has:

                                    (i)     issued any stock, bonds or other
corporate securities or any rights, options or warrants with respect thereto;

                                    (ii)    borrowed  any amount or  incurred
or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such subsidiary's business;

                                    (iii)   discharged or satisfied any lien or
encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                                    (iv)    declared or made any payment or dis-
tribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

                                    (v)     sold,  assigned or transferred any
other tangible assets, or canceled any debts or claims, except in the ordi-nary course of business;

                                    (vi)    sold, assigned or transferred any
patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchaser or its representatives;

                                    (vii)   suffered any material  losses
(except for anticipated losses consistent with prior quarters) or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                                    (viii)  made any changes in employee compen-
sation except in the ordinary course of business and consistent with past prac-tices;

                                    (ix)    made capital expenditures or commit-
ments therefor that aggregate in excess of $500,000;

                                    (x)     entered into any other material
transaction, whether or not in the ordinary course of business;

                                    (xi)    suffered any material damage, des-
truction or casualty loss, whether or not covered by insurance;

                                    (xii)   experienced any material  problems
with labor or management in connection with the terms and conditions of their employment; or

                                    (xiii)  effected  any two or more  events
of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries.

                           (z)      GOVERNMENTAL  APPROVALS.  Except  as set
forth in the SEC  Documents  or on SCHEDULE  3.1(z)  hereto,  and except for the
                                   ----------------
filing of any notice prior or subsequent to any Settlement Date that may be required under applicable federal or state securities laws (which if required, shall be filed on a timely basis), including the filing of a registration statement or post-effective amendment pursuant to this Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the delivery of the Shares, or for the performance by the Company of its obligations under this Agreement.

                           (aa)     USE OF  PROCEEDS.  The  proceeds  from the
                                    ----------------
sale of the Shares will be used by the Company and its subsidiaries for general corporate purposes.

                           (bb)    ACKNOWLEDGMENT REGARDING PURCHASER'S PURCHASE
                                   ---------------------------------------------
OF SHARES.  Company  acknowledges  and agrees that Purchaser  is acting  solely
---------
in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on (a) the Purchaser's representations and warranties in Section 3.2, and (b) the independent evaluation by the Company and its own representatives and counsel.

                           (cc)     BROKERS AND FINDERS  FEES.  Except as set
                                    -------------------------
forth on SCHEDULE  3.1(cc),  the Company does not owe any broker or finder any
         -----------------
fees in connection with the transactions contemplated under this Agreement.

                  Section 3.2.      REPRESENTATIONS AND WARRANTIES OF THE
                                    -------------------------------------
PURCHASER.  The Purchaser  hereby makes the  following  representations  and
---------
warranties to the Company:

                           (a)      ORGANIZATION  AND STANDING OF THE PURCHASER.
                                    --------------------------------------------
The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the Cayman Islands.

                           (b)      AUTHORIZATION AND POWER. The Purchaser has
                                    -----------------------
the requisite power and authority to enter into and perform the Transaction Documents and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and at the Initial Closing shall constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application

                           (c)      NO CONFLICTS. The execution,  delivery and
                                    ------------
performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Purchaser's charter documents or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Purchaser is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser). The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares in accordance with the terms hereof.

                           (d)      FINANCIAL  RISKS. The Purchaser acknowledges
                                    ----------------
that it is able to bear the financial risks associated with an investment in the Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Purchaser is capable of evaluating the risks and merits of an investment in the Shares by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Purchaser is capable of bearing the entire loss of its investment in the Shares.

                           (e)      ACCREDITED  INVESTOR.  The  Purchaser is an
                                    --------------------
"accredited investor" as defined in Rule 501(a)(8) of Regulation D promulgated under the Securities Act.

                           (f)      GENERAL.  The  Purchaser  understands  that
                                    -------
the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the suitability of the Purchaser to acquire the Shares.

                                   ARTICLE IV

                                    COVENANTS

                  The Company covenants with the Purchaser as follows:

                  Section 4.1.      SECURITIES COMPLIANCE.
                                    ---------------------

                  If applicable, the Company shall notify The Nasdaq Stock Market, in accordance with its rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares and the Warrant to the Purchaser or subsequent holders.

                  Section 4.2.      REGISTRATION AND LISTING.  The Company will
                                    ------------------------
cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide the Purchaser with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof, until the Purchaser has disposed of all of the Shares.

                  Section 4.3.      ESCROW  ARRANGEMENT.  The Company and the
                                    -------------------
Purchaser shall enter into an escrow arrangement with Epstein Becker & Green, P.C. (the "Escrow Agent") in the Form of EXHIBIT B hereto respecting payment
                                         ---------
against delivery of the Shares.

                  Section 4.4.      REGISTRATION RIGHTS AGREEMENT.  The Company
                                    -----------------------------
and the purchaser shall enter into the Registration Rights Agreement in the Form of EXHIBIT A hereto. Before the Purchaser shall be obligated to accept a Draw Down request from the Company, the Company shall have caused a sufficient number of shares of Common Stock to be registered to cover the Shares to be issued in connection with such Draw Down.

                  Section 4.5.      ACCURACY OF REGISTRATION  STATEMENT. On each
                                    -----------------------------------
Settlement Date, the Registration Statement and the prospectus therein shall not contain any untrue statement of a material fact or omit to state any material fact to be required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made; and on such Settlement Date or date of filing of the Registration Statement and the prospectus therein will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, the Company makes
                                            -----------------
no representations or warranties as to the information contained in or omitted from the Registration Statement and the prospectus therein in reliance upon and in conformity with the information furnished in writing to the Company by the Purchaser specifically for inclusion in the Registration Statement and the prospectus therein.

                  Section 4.6. COMPLIANCE WITH LAWS. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

                  Section 4.7.      KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The
                                    ---------------------------------------
Company shall keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

                  Section 4.8.      OTHER  AGREEMENTS.  The Company shall not
                                    -----------------
enter into any agreement the terms of which such agreement would restrict or impair the ability of the Company to perform its obligations under this Agreement.

                  Section 4.9.      NOTICE OF CERTAIN  EVENTS  AFFECTING  REGIS-
                                    --------------------------------------------
TRATION;  SUSPENSION OF RIGHT TO REQUEST A DRAW DOWN. THE COMPANY WILL IMMEDI-
----------------------------------------------------
ATELY NOTIFY THE PURCHASER IN WRITING AND OBTAIN AN ACKNOWLEDGMENT FROM PURCHASER UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS in respect of the Registration Statement or related prospectus in respect of the Shares: (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. The Company shall not deliver to the Purchaser any Draw Down Notice during the continuation of any of the foregoing events. The Company shall promptly make available to the Purchaser any such supplements or amendments to the related prospectus, at which time, provided that the amendment is then effective, the Company may recommence the delivery of Draw Down Notices.

                  Section 4.10.     CONSOLIDATION; MERGER. The Company shall not
                                    ---------------------
at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Purchaser such shares of stock and/or securities as the Purchaser is entitled to receive pursuant to this Agreement.

                  Section 4.11.     LIMITATION ON FUTURE FINANCING. The Company
                                    ------------------------------
agrees that, except as set forth below, it will not enter into any sale of its Common Stock or securities convertible into cash at a discount to the current VWAP until the earlier of (i) 20 months from the Effective Date, or (ii) sixty
(60) days after the entire Commitment Amount has been purchased by the Purchaser. The foregoing shall not prevent or limit the Company from engaging in any sale of securities (i) in a registered public offering by the Company which is underwritten by one or more established investment banks (not including an equity line type of financing), (ii) in one or more private placements where the purchasers do not have registration rights, (iii) pursuant to any presently existing or future employee benefit plan which plan has been or is approved by the Company's stockholders, (iv) pursuant to any compensatory plan for directors, officers, employees or key consultants, (v) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money, or (vi) to which Purchaser gives its prior written consent, which it shall not unreasonably withhold. Further, the Purchaser shall have a right of first refusal, to elect to participate, in such subsequent transaction in the case of (i), (ii) and (vi) above. Such right of first refusal must be exercised in writing and delivered pursuant to Section 9.4 hereof within seven (7) Trading Days of the Purchaser's receipt of notice of the proposed terms of such financing.

                  The Purchaser covenants with the Company as follows:

                  Section 4.12. COMPLIANCE WITH LAW. The Purchaser agrees that its trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed. Without limiting the generality of the foregoing, the Purchaser agrees that it will, whenever required by federal securities laws, deliver the prospectus included in the Registration Statement to any purchaser of Shares from the Purchaser.

                                   ARTICLE V

                  CONDITIONS TO INITIAL CLOSING AND DRAW DOWNS

                  Section 5.1.      CONDITIONS PRECEDENT TO THE OBLIGATION OF
                                    -----------------------------------------
THE COMPANY TO CLOSE OR SELL THE SHARES.  The  obligation  hereunder  of the
---------------------------------------
Company to proceed to close this Agreement and to issue and sell the Shares to the Purchaser is subject to the satisfaction or waiver, at or before the Initial Closing, and as of each Settlement Date of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                           (a)      ACCURACY  OF  THE   PURCHASER'S  REPRESENTA-
                                    --------------------------------------------
TIONS   AND   WARRANTIES.   The representations and warranties of the Purchaser
------------------------
shall be true and correct in all material respects as of the date when made and as of the Initial Closing and as of each Settlement Date as though made at that time, except for representations and warranties that speak as of a particular date.

                           (b)      PERFORMANCE BY THE PURCHASER. The Purchaser
                                    ----------------------------
shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Initial Closing and as of each Settlement Date.

                           (c)      NO INJUNCTION. No statute, rule, regulation,
                                    -------------
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  Section 5.2.      CONDITIONS PRECEDENT TO THE OBLIGATION OF
                                    -----------------------------------------
THE PURCHASER TO CLOSE. The obligation hereunder of the Purchaser to perform its
----------------------
obligations under this Agreement and to purchase the Shares is subject to the satisfaction or waiver, at or before the Initial Closing, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

                           (a)      ACCURACY  OF THE  COMPANY'S  REPRESENTATIONS
                                    --------------------------------------------
AND  WARRANTIES.  Each of the representations  and  warranties of the Company
---------------
shall be true and correct in all material respects as of the date when made and as of the Initial Closing as though made at that time (except for representations and warranties that speak as of a particular date).

                           (b)      PERFORMANCE BY THE COMPANY. The Company
                                    --------------------------
shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing.

                           (c)      NO INJUNCTION. No statute, rule, regulation,
                                    -------------
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                           (d)      NO PROCEEDINGS  OR  LITIGATION.  No action,
                                    ------------------------------
suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

                           (e)      OPINION OF COUNSEL,  ETC. At the Initial
                                    ------------------------
Closing, the Purchaser shall have received an opinion of counsel to the Company, dated as of the Initial Closing Date, in the form of EXHIBIT C hereto.

                           (f)      WARRANT.  On the  Initial  Closing  Date,
                                    -------
the Company shall issue to the Purchaser a warrant certificate to purchase up to a number of shares of Common Stock equal to $500,000 divided by the VWAP (the "Base Price") of the Common Stock during the fifteen (15) Trading Days immediately prior to the Initial Closing Date (the "Warrant"). The Warrant shall have a term from its initial date of exercise of three (3) years. The exercise price of the Warrant shall be 110% of the Base Price. The Common Stock underlying the Warrant will be registered in the Registration Statement referred to in Section 4.3 hereof. The Warrant shall be in the form of EXHIBIT E hereto.

                  Section 5.3. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO ACCEPT A DRAW DOWN AND PURCHASE THE SHARES. The obligation hereunder of the Purchaser to accept a Draw Down request and to acquire and pay for the Shares is subject to the satisfaction at or before each Settlement Date, of each of the conditions set forth below.

                           (a)      SATISFACTION  OF  CONDITIONS  TO  INITIAL
                                    -----------------------------------------
CLOSING.  The Company shall have  satisfied,  or the Purchaser shall have waived
-------
at the Initial Closing, the conditions set forth in Section 5.2 hereof

                           (b)      EFFECTIVE  REGISTRATION  STATEMENT.  The
                                    ----------------------------------
Registration Statement registering the Shares shall have been declared effective by the SEC and shall remain effective on each Settlement Date.

                           (c)      NO SUSPENSION.  Trading in the  Company's
                                    -------------
Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the delivery of each Draw Down Notice), and, at any time prior to such Draw Down Notice, trading in securities generally as reported on the Principal Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported on the Principal Market unless the general suspension or limitation shall have been terminated prior to the delivery of such Draw Down Notice.

                           (d)      MATERIAL ADVERSE EFFECT.  No Material
                                    -----------------------
Adverse Effect and no Consolidation Event where the successor entity has not agreed to perform the Company's obligations under this Agreement shall have occurred.

                           (e)      OPINION OF  COUNSEL.  The  Purchaser  shall
                                    -------------------
have received a "down-to-date" letter from the Company's counsel, confirming that there is no change from the counsel's previously delivered opinion, or else specifying with particularity the reason for any change and an opinion as to the additional items specified in EXHIBIT C hereto.

                                   ARTICLE VI

                                 DRAW DOWN TERMS

                  Section 6.1.      DRAW DOWN TERMS. Subject to the satisfaction
                                    ---------------
of the conditions set forth in this  Agreement,  the parties agree as follows:

                           (a)      The Company, may, in its sole discretion,
issue and exercise a draw down (a "Draw Down") during each Draw Down Pricing Period, which Draw Down the Purchaser will be obligated to accept for a period of 20 months commencing immediately after the Effective Date (the "Commitment Period").

                           (b)      Only one Draw Down shall be allowed in each
Draw Down Pricing Period. There shall be at least five (5) Trading Days between Draw Down Pricing Periods. The number of shares of Common Stock purchased by the Purchaser with respect to each Draw Down shall be determined as set forth in
Section 6.1(d) herein and settled on, (i) as to the 1st through the 11th Trading Days after a Draw Down Pricing Period commences (the "First Settlement Period"), on the 13th Trading Day after a Draw Down Pricing Period commences and (ii) as to the 12th through the 22nd Trading Days after a Draw Down Pricing Period commences (the "Second Settlement Period"), the 24th Trading Day after a Draw Down Pricing Period. (each, a "Settlement Date" and the First and Second Settlement Periods collectively referred to as "Settlement Periods"). In connection with each Draw Down Pricing Period, the Company may set the Threshold Price in the Draw Down Notice.

                           (c)      The  minimum  Investment Amount for any Draw
Down shall be $50,000 and the maximum Investment Amount as to each Draw Down shall be the lesser of (i) $500,000, and (ii) 4.5% of the average of the VWAPs for the Common Stock for the sixty (60) calendar day period immediately prior to the applicable Commencement Date (defined below) multiplied by the total trading volume in respect of the Common Stock for the sixty (60) calendar day period immediately prior to such Commencement Date.

                           (d)      The number of Shares of Common Stock to be
issued on each Settlement Date shall be a number of shares equal to the sum of the quotients (for each trading day within the Settlement Period) of (x) 1/22nd of the Investment Amount and (y) the Purchase Price on each Trading Day within the Settlement Period, subject to the following adjustments:

                                    (i)   if the VWAP on a given  Trading Day is
less than the Threshold Price, then the Investment Amount will be reduced by 1/22nd and that day shall be withdrawn from the Settlement Period; and

                                    (ii)  trading of the Common Stock on the
Principal Market is suspended for more than three (3) hours, in the aggregate, on any Trading Day during the Settlement Period, the Investment Amount shall be reduced by 1/22nd and that day shall be withdrawn from the applicable Settle-ment Period.

                           (e)      The Company must inform the Purchaser by
delivering a draw down notice, in the form of EXHIBIT D hereto (the "Draw Down Notice"), via facsimile transmission in accordance with Section 9.4 as to the amount of the Draw Down (the "Investment Amount") the Company wishes to exercise, before the first day of the Draw Down Pricing Period (the
"Commencement Date"). If the Commencement Date is to be the date of the Draw Down Notice, the Draw Down Notice must be delivered to and receipt confirmed by the Purchaser at least one hour before trading commences on such date. At no time shall the Purchaser be required to purchase more than the maximum Draw Down amount for a given Draw Down Pricing Period so that if the Company chooses not to exercise the maximum permitted Draw Down in a given Draw Down Pricing Period the Purchaser is not obligated to and shall not purchase more than the scheduled maximum amount in a subsequent Draw Down Pricing Period.

                           (f)      On or before each  Settlement  Date,  the
Shares purchased by the Purchaser shall be delivered to The Depository Trust Company ("DTC") account of the Purchaser or its designees via the Deposit Withdrawal Agent Commission ("DWAC") system upon receipt by the Escrow Agent of payment for the Draw Down Shares into the Escrow Agent's master escrow account as provided in the Escrow Agreement. The Escrow Agent shall be directed to pay the purchase price to the Company, net of Seven Hundred Fifty Dollars ($750) as escrow expenses to the Escrow Agent and any additional fees as set forth in the Escrow Agreement. The delivery of the Shares into the Purchaser's DTC account in exchange for payment therefor shall be referred to herein as "Settlement".

                                  ARTICLE VII

                                   TERMINATION

                  Section 7.1.      TERM. The term of this  Agreement  shall
                                    ----
begin on the date hereof and shall end twenty (20) months from the Effective Date or as otherwise set forth in Section 7.2.

                  Section 7.2.      OTHER TERMINATION.
                                    -----------------

                           (a)      The Purchaser may terminate this Agreement
upon one (1) Trading Day's notice if (i) an event resulting in a Material Adverse Effect has occurred and has not been cured for a period of 60 days, (ii) the Common Stock is de-listed from the Principal Market unless such de-listing is in connection with the listing of the Common Stock on the Nasdaq National Market, Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, or (iii) the Company files for protection from creditors under any applicable law.

                           (b)      The Company may terminate  this  Agreement
upon one (1) Trading Day's notice if the Purchaser shall fail to fund more than one properly noticed Draw Down within three (3) Trading Days of a Settlement Date.

                  Section 7.3.      EFFECT OF  TERMINATION.  In the event of
                                    ----------------------
termination by the Company or the Purchaser, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 7.1 or 7.2 herein, this Agreement shall become void and of no further force and effect, except for Sections 9.1 and 9.2, and Article VIII herein. Nothing in this Section 7.3 shall be deemed to release the Company or the Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or the Purchaser to compel specific performance by the other party of its obligations under this Agreement.


                                  ARTICLE VIII

                                 INDEMNIFICATION

                  Section 8.1.      GENERAL INDEMNITY.
                                    -----------------

                           (a)      The Company  agrees to indemnify and hold
harmless the Purchaser (and its directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Notwithstanding anything to the contrary herein, the Company shall be liable under this Section 8.1 for only that amount as does not exceed the gross proceeds to the Company as a result of the sale of the Shares.

                           (b)      The  Purchaser agrees to indemnify  and hold
harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as result of any material inaccuracy in or breach of the representations, warranties or covenants made by the Purchaser herein. Notwithstanding anything to the contrary herein, the Purchaser shall be liable under this Section 8.1 for only that amount as does not exceed the net proceeds to the Purchaser as a result of the sale of the Shares.

                  Section 8.2.     INDEMNIFICATION PROCEDURE. Any party entitled
                                   --------------------------
to indemnification under this Article VIII (an "Indemnified Party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VIII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs (including reasonable attorneys' fees, charges and disbursements) and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VIII to the contrary, the indemnifying party shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, within ten (10) Trading Days of written notice thereof to the indemnifying party so long as the Indemnified Party irrevocably agrees to refund such moneys, with interest, if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities to which the indemnifying party may be subject.


                                   ARTICLE IX

                                  MISCELLANEOUS

                  Section 9.1.      FEES AND EXPENSES.  Each of the parties to
                                    -----------------
this Agreement shall pay its own fees and expenses related to the transactions contemplated by this Agreement; except that, the Company shall pay, at the Initial Closing, the fees and expenses incurred by the Purchaser in connection with the preparation, negotiation, execution and delivery of this Agreement and the transactions contemplated hereunder, as further set forth in the Escrow Agreement. In addition, the Company shall pay all reasonable fees and expenses incurred by the Purchaser in connection with any subsequent amendments, modifications or waivers of this Agreement, the Escrow Agreement or the Registration Rights Agreement or incurred in connection with the enforcement of this Agreement, the Escrow Agreement and the Registration Rights Agreement, including, without limitation, all reasonable attorneys' fees and expenses if such subsequent amendment, modification or waiver is at the request of the Company. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Shares pursuant hereto.

                  Section 9.2.      SPECIFIC ENFORCEMENT. The Company and the
                                    --------------------
Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  Section 9.3.      ENTIRE AGREEMENT; AMENDMENT. The Transaction
                                    ---------------------------
Documents contain the entire understanding of the parties with respect to the matters covered in the Transaction Documents. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought and no condition to closing any Draw Down in favor of the Purchaser may be waived by the Purchaser.

                  Section 9.4.      NOTICES. Any notice, demand, request, waiver
                                    -------
or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:              10900 N.E. 8th Street
                                Bellevue, Washington 98004
                                Attn:  President
                                Tel: (425) 462-6210
                                Fax: (425) 462 6211

With copies to:                 Davis Wright Tremaine LLP
(which shall not constitute     1501 4th Avenue, Suite 2600
notice)                         Seattle, WA 98101
                                Attn: Eugenie D. Mansfield
                                Tel:  (206) 628-7719
                                Fax:  (206) 628-7699

If to Purchaser:                c/o International Management Services (IMS) Ltd.
                                P.O. Box 61

                                George Town
                                Cayman Islands, West Indies
                                Attn: Ian Goodall
                                Tel:  (345) 949-4244
                                Fax:  (345) 949-8635

with copies to:                 Epstein Becker & Green P.C.
(which shall not constitute     250 Park Avenue
notice)                         New York, NY  10177-1211
                                Tel:  (212) 351-3771
                                Fax:  (212) 661-0989
                                Attn:  Robert F. Charron

                  Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto in accordance herewith.

                  Section 9.5.      WAIVERS. No waiver by either party of any
                                    -------
default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  Section 9.6.      HEADINGS.  The article,  section and  sub-
                                    --------
section headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

                  Section 9.7.      SUCCESSORS AND ASSIGNS.  This Agreement
                                    ----------------------
shall be binding upon and inure to the benefit of the parties and their successors and assigns. The parties hereto may not amend this Agreement or any rights or obligations hereunder without the prior written consent of the Company and each Purchaser to be affected by the amendment. After Initial Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

                  Section  9.8.     NO THIRD PARTY  BENEFICIARIES.This Agreement
                                    -----------------------------
is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  Section 9.9.      GOVERNING LAW/ARBITRATION.  This Agreement
                                    -------------------------
shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. Any dispute under this Agreement or any Exhibit attached hereto shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of

Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. The Board of Arbitration shall be authorized and is directed to enter a default judgment against any party refusing to participate in the arbitration proceeding within thirty days of any deadline for such participation. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The substantially prevailing party shall be awarded its costs, including attorneys' fees, from the non-prevailing party as part of the arbitration award. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including reasonable attorney's fees, from the non-prevailing party. Section 9.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

                  Section 9.11.     PUBLICITY.  Neither the Company nor the Pur-
                                    ---------
chaser shall issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement. After the Initial Closing, the Company may issue a press release or otherwise make a public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement; provided, however, that prior to issuing any such press release, making any such public statement or announcement, the Company obtains the prior consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

                  Section 9.12.     SEVERABILITY.  The provisions of this Agree-
                                    ------------
ment are severable and, in the event that The Board of Arbitration or any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely effect the economic rights of either party hereto.

                  Section 9.13.     FURTHER ASSURANCES.  From and after the date
                                    ------------------
of this Agreement, upon the request of the Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                  Section 9.14.     EFFECTIVENESS  OF  AGREEMENT. This Agreement
                                    ----------------------------
shall become effective only upon satisfaction of the conditions precedent to the Initial Closing set forth in Article I of the Escrow Agreement.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorize officer as of this 4th day of January, 2001.

                                    ABSOLUTEFUTURE.COM



                                    By:  /s/ GRAHAM ANDREWS
                                         -----------------------------------
                                             Graham Andrews, President & CEO


                                    NORTHWIND ASSOCIATES, INC.



                                    By: /s/  IAN GOODALL
                                        ----------------------------------------
                                        Name:       Ian Goodall
                                        Title:      Authorized Signatory
                                                    11th January 2001